SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act


                                September 2, 1999
                           --------------------------
                                 Date of Report
                           (Date of Earliest Reported)



                       ACCORD ADVANCED TECHNOLOGIES, INC.
               ---------------------------------------------------
               (Formally known as Investment Book Publishers, Inc)
                         (Name of Small Business Issuer)


      NEVADA                        0-27187                     88-0361127
-------------------               ------------            ----------------------
(State of Employer                (Commission                    (I.R.S.
  Incorporation)                  File Number)            Identification Number)


                   5002 South Ash Avenue, Tempe, Arizona 85282
           -----------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)


                                 (480) 820 1400
                           --------------------------
                           (Issuers Telephone Number)

ITEM 5. OTHER EVENTS

     The registrant was deleted from trading on the OTC BB effective September 2, 1999 in that it had not complied with Rule 6530. The Company filed its Form 10 SB on August 30, 1999.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Accord Advanced Technologies, Inc.




September 2, 1999                     By:  /s/ Travis Wilson
                                           -------------------------------------
                                           Travis Wilson, Director and President



                                      By:  /s/ Carl Ranno
                                           -------------------------------------
                                           Carl Ranno Director and Secretary